UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2006 (January 6, 2006)
MARSH SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 594-2100
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1 FIRST AMENDMENT TO CREDIT AGREEMENT
EX-4.2 CREDIT AGREEMENT
EX-4.3 SECURITY AGREEMENT
EX-4.4 INTELLECTUAL PROPERTY SECURITY AGREEMENT
EX-4.5 PLEDGE AGREEMENT
EX-4.6 GUARANTY
EX-4.7 MORTGAGE AND COLLATERAL ASSIGNMENT

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to the Senior Credit Agreement
     In connection with entering into the Term Loan Credit Agreement (as defined and described in more detail below), on January 6, 2006, Marsh Supermarkets, LLC, as the lead borrower (the “Lead Borrower”), Marsh Supermarkets, Inc. (the “Company”) as another borrower, all of the Company’s subsidiaries as the other borrowers party thereto (collectively and with the Lead Borrower and the Company, the “Borrowers”), the facility guarantors from time to time party thereto (collectively with the Borrowers, the “Loan Parties”), the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent and Collateral Agent for the Lenders (“Bank of America”), entered into the First Amendment to Credit Agreement (the “First Amendment”), which amends that certain Credit Agreement, dated as of November 9, 2005 (the “Senior Credit Agreement”), by and among the Loan Parties, the lenders party thereto, Bank of America, as Issuing Bank, as Administrative Agent and Collateral Agent for the lenders and as Co-Lead Arranger, National City Business Credit, Inc. as Syndication Agent and Co-Lead Arranger, and LaSalle Bank National Association, as Documentation Agent.
     The First Amendment amends certain provisions of the Senior Credit Agreement to permit the Loan Parties to enter into, and to reflect certain terms of, the Term Loan Credit Agreement and related agreements.
     The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Entry into Term Loan Credit Agreement
     On January 6, 2006, the Loan Parties entered into a Credit Agreement (the “Term Loan Credit Agreement”) with the lenders party thereto (the “Lenders”) and Back Bay Capital Funding LLC, as Administrative Agent and Collateral Agent. The obligations under the Term Loan Credit Agreement are secured obligations of the Loan Parties.
     Under the Term Loan Credit Agreement, a term loan was made by the Lenders to the Borrowers at closing in the aggregate principal amount of $25 million, which term loan has a stated maturity date of January 6, 2008. The proceeds of the term loan were used to reduce the outstanding borrowings under the Senior Credit Agreement. The term loan bears interest at a rate per annum equal to the greater of (a) the Prime Rate (as defined in the Term Loan Credit Agreement) plus 5.25% or (b) 12.50%, and is payable in arrears on the first calendar day of each month.
     The Term Loan Credit Agreement contains covenants typical of agreements of this type, including covenants that are substantially similar to those contained in the Senior Credit Agreement. The Term Loan Credit Agreement also includes customary events of default, which are substantially similar to those contained in the Senior Credit Agreement. If an event of default occurs, then the Lenders may: (1) declare the term loan then outstanding to be due and payable in whole, and (2) instruct the collateral agent to exercise its remedies under the security documents, including foreclosing upon the collateral.
     Concurrently with the entry into the Term Loan Credit Agreement, the parties entered into various security and guaranty documents, including (i) a Security Agreement, dated as of January 6, 2006 (the “Security Agreement”), by and among the Loan Parties and Back Bay Capital Funding LLC, as Collateral Agent, (ii) an Intellectual Property Security Agreement, dated as of January 6, 2006 (the “IP Security Agreement”), by and among the Company, Trademark Holdings, Inc. (a subsidiary of the Company) and Back Bay Capital Funding LLC, as Collateral Agent, (iii) a Pledge Agreement, dated as of January 6, 2006 (the “Pledge Agreement”), by and among the pledgors party thereto (the Company and certain of its subsidiaries) and Back Bay Capital Funding LLC, as Collateral Agent, (iv) a Guaranty, dated as of January 6, 2006 (the “Guaranty”), by each of Loan Parties in favor of the Lenders, and (v) fourteen Mortgage, Collateral Assignment of Leases and Rents, Security Agreement, and Fixture Filings, each dated as of January 6, 2006 (the “Mortgages”), between certain of the Company’s subsidiaries and Back Bay Capital Funding LLC, as Collateral Agent.
     In connection with the Term Loan Credit Agreement and the agreements set forth above, the Loan Parties granted (i) a first-priority security and mortgage interest in the First Lien Collateral (as defined in the Term Loan Credit Agreement), which includes eight parcels of real property and fixtures associated therewith, and (ii) subject to the liens securing the obligations under the Senior Credit Agreement, a second-priority security and mortgage interest in the other collateral of the Company, including, without limitation, accounts receivable, chattel paper, commercial tort claims, deposit accounts, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, software, supporting obligations, money, policies and certificates of insurance, deposits, cash, books and records, insurance proceeds and all proceeds of the foregoing, and the Company’s copyrights, patents, trademarks and related intellectual property rights. In addition, under the Pledge Agreement, a security interest, subject to the liens securing the obligations under the Senior Credit Agreement, in all of the capital stock or other equity interests in certain of the subsidiaries of the Company was pledged to the Collateral Agent, for the benefit of the Lenders. In the Guaranty, each Borrower guaranteed the obligations under the Term Loan Credit Agreement of each of the other Borrowers. Pursuant to the Mortgages, the mortgagors granted to Back Bay Capital Funding LLC, as mortgagee for the Lenders, a first mortgage in eight parcels of real property and a second mortgage in six parcels of real property to secure the Borrowers’ obligations under the Term Loan Credit Agreement.
     The foregoing descriptions of the Term Loan Credit Agreement, the Security Agreement, the IP Security Agreement, the Pledge Agreement, the Guaranty and the Mortgages do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Credit Agreement, the Security Agreement, the IP Security Agreement, the Pledge Agreement, the Guaranty and the form of Mortgage which are filed as Exhibit 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain of the lenders party to the Senior Credit Agreement and the Term Loan Credit Agreement, and their respective affiliates, have performed, and may in the future perform for the

Company and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses. In addition, an affiliate of National City Business Credit, Inc. (the Syndication Agent and Co-Lead Arranger for the Senior Credit Agreement) is the rights agent under the Company’s rights plan, for which it receives customary fees and expenses.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description

4.1	First Amendment to Credit Agreement, dated as of January 6, 2006, among Marsh Supermarkets, LLC, Marsh Supermarkets, Inc., the other borrowers party thereto, the facility guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as Issuing Bank, and as Administrative Agent and Collateral Agent for the Lenders

4.2	Credit Agreement, dated as of January 6, 2006, among Marsh Supermarkets, LLC, Marsh Supermarkets, Inc., the other borrowers party thereto, the facility guarantors party thereto, the lenders party thereto, and Back Bay Capital Funding LLC, as Administrative Agent and Collateral Agent

4.3	Security Agreement, dated as of January 6, 2006, by and among Marsh Supermarkets, Inc., the other grantors party thereto and Back Bay Capital Funding LLC, as Collateral Agent

4.4	Intellectual Property Security Agreement, dated as of January 6, 2006, by and among Marsh Supermarkets, Inc., Trademark Holdings, Inc. and Back Bay Capital Funding LLC, as Collateral Agent

4.5	Pledge Agreement, dated as of January 6, 2006, by and among Marsh Supermarkets, Inc., the other pledgors party thereto and Back Bay Capital Funding LLC, as Collateral Agent

4.6	Guaranty, dated as of January 6, 2006, by Marsh Supermarkets, Inc. and the other borrowers party thereto, in favor of Back Bay Capital Funding LLC, as Administrative Agent and Collateral Agent, the lenders and the other secured parties

4.7	Form of Mortgage, Collateral Assignment of Leases and Rents, Security Agreement, and Fixture Filing

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 12, 2006

MARSH SUPERMARKETS, INC.
By:	/s/ Douglas W. Dougherty
	Name:	Douglas W. Dougherty
	Title:	Executive Vice President—Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	First Amendment to Credit Agreement, dated as of January 6, 2006, among Marsh Supermarkets, LLC, Marsh Supermarkets, Inc., the other borrowers party thereto, the facility guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent and Collateral Agent for the Lenders

4.2	Credit Agreement, dated as of January 6, 2006, among Marsh Supermarkets, LLC, Marsh Supermarkets, Inc., the other borrowers party thereto, the facility guarantors party thereto, the lenders party thereto, and Back Bay Capital Funding LLC, as Administrative Agent and Collateral Agent

4.3	Security Agreement, dated as of January 6, 2006, by and among Marsh Supermarkets, Inc., the other grantors party thereto and Back Bay Capital Funding LLC, as Collateral Agent

4.4	Intellectual Property Security Agreement, dated as of January 6, 2006, by and among Marsh Supermarkets, Inc., Trademark Holdings, Inc. and Back Bay Capital Funding LLC, as Collateral Agent

4.5	Pledge Agreement, dated as of January 6, 2006, by and among Marsh Supermarkets, Inc., the other pledgors party thereto and Back Bay Capital Funding LLC, as Collateral Agent

4.6	Guaranty, dated as of January 6, 2006, by Marsh Supermarkets, Inc. and the other borrowers party thereto, in favor of Back Bay Capital Funding LLC, as Administrative Agent and Collateral Agent, the lenders and the other secured parties

4.7	Form of Mortgage, Collateral Assignment of Leases and Rents, Security Agreement, and Fixture Filing